                                                                  EXHIBIT 23.7

                          CONSENT OF PETER T. GRAUER


   I hereby consent to the reference in the Prospectus constituting part of Amendment No. 2 to the Registration Statement on Form S-1 of Quaker Holding Co. to my name as a person about to become a director of DecisionOne Holdings Corp.


                                          /s/ Peter T. Grauer
                                            -----------------------------
                                              Peter T. Grauer


July 14, 1997